EXHIBIT 99.1

Home BancShares, Inc. Reaches $300 Million in Net Income for 2018 and Earns #1 Ranking on the Forbes “Best Banks in America” List Two Years in a Row

CONWAY, Ark., Jan. 17, 2019 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (NASDAQ GS: HOMB), parent company of Centennial Bank, today announced reaching $300.4 million in net income for the year of 2018, an increase of $165.3 million or 122.4%, compared to $135.1 million for the year of 2017.  Additionally, the Company ranked #1 on the Forbes “Best Banks in America” list for the second consecutive year.

Highlights of the Fourth Quarter of 2018:

Performance Metric	Q4 2018	Q4 2017	Q4 2018, As Adjusted (non-GAAP)(1)
Net Income	$71.0 million	$23.3 million	$75.8 million
Total Revenue	$201.3 million	$186.3 million	$201.3 million
Diluted Earnings Per Share	$0.41	$0.13	$0.44
ROA	1.90%	0.66%	2.03%
ROE	12.05%	4.17%	12.86%
ROTCE (non-GAAP)(1)	21.08%	7.46%	22.50%
Organic Loan Growth	$239.1 million	$45.0 million	$239.1 million
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

“2017 was a great year for HOMB; however, 2018 was even better,” said John Allison, Chairman. “Even though bank stocks have underperformed as a sector for the second consecutive year, we didn’t. We saw our earnings, as adjusted (non-GAAP), grow from a record $204.8 million in 2017 to a record $305.2 million in 2018 and were recognized again by Forbes as the Best Bank in America for the second year in a row,” Allison continued.

“Reaching a record $1.14 billion in loan originations this quarter indicates that loan demand is still out there,” said Tracy French, Centennial Bank President and Chief Executive Officer. “I am pleased with our $239.1 million in loan growth for the fourth quarter,” French added.

“I am proud once again and for the 31st time to report record quarterly earnings, as adjusted (non-GAAP), when compared to the same quarter of previous year,” said Randy Sims, Home BancShares, Inc. Chief Executive Officer. “This has been a special year and we anticipate continuing our record pace in 2019,” added Sims.

Operating Highlights

Net interest margin, on a fully taxable equivalent basis, was 4.30% for the quarter just ended compared to 4.47% for the same quarter in 2017.   Net interest margin for the fourth quarter of 2018 includes accretion income of $9.4 million and average purchase accounting loan discounts of $141.2 million, compared to accretion income of $12.4 million and average purchase accounting loan discounts of $178.0 million for the fourth quarter of 2017.

During the fourth quarter of 2018, the Company did not record a provision for loan loss compared to $4.9 million recorded in the fourth quarter of 2017.  The Company continues to see strong asset quality including a decline in net charge-offs.  Non-performing loans to total loans was 0.58% as of December 31, 2018 compared to 0.43% as of December 31, 2017. Non-performing assets to total assets also increased from 0.44% as of December 31, 2017 to 0.51% as of December 31, 2018.  For the fourth quarter of 2018, net charge-offs were $1.4 million compared to net charge-offs of $6.3 million for the fourth quarter of 2017.

The Company reported $23.5 million of non-interest income for the fourth quarter of 2018, compared to $27.3 million for the fourth quarter of 2017.  Excluding securities gains during the fourth quarter of 2017, non-interest income decreased $2.6 million from $26.1 million for the fourth quarter of 2017 to $23.5 million for the fourth quarter of 2018. The most important components of the fourth quarter non-interest income were $7.6 million from other service charges and fees, $7.0 million from service charges on deposits accounts, $2.6 million from mortgage lending income, $2.7 million from other income and $2.0 million from dividends from the FHLB, FRB, FNBB & other equity investments.  The Company exceeded $10 billion in assets during the first quarter of 2017 and became subject to the Durbin Amendment to the Dodd-Frank Act interchange fee restrictions beginning in the third quarter of 2018. The Durbin Amendment negatively impacted debit card and ATM fees beginning in the second half of 2018. The Company estimates quarterly interchange fees are approximately $3.0 million dollars lower as a result of the Durbin Amendment.

Non-interest expense for the fourth quarter of 2018 was $71.3 million compared to $63.2 million for the fourth quarter of 2017.  Excluding $6.5 million in merger and hurricane expenses during the fourth quarter of 2018, non-interest expense increased $1.6 million from $63.2 million for the fourth quarter of 2017 to $64.8 million for the fourth quarter of 2018.  For the fourth quarter of 2018, our efficiency ratio increased to 42.18% from the 37.05% reported for the fourth quarter of 2017.

Financial Condition

Total loans receivable were $11.07 billion at December 31, 2018 compared to $10.33 billion at December 31, 2017.  Total deposits were $10.90 billion at December 31, 2018 compared to $10.39 billion at December 31, 2017.  Total assets were $15.30 billion at December 31, 2018 compared to $14.45 billion at December 31, 2017.

During the fourth quarter 2018 the Company experienced approximately $239.1 million in organic loan growth.  Centennial CFG experienced $86.6 million of organic loan growth and had loans of $1.56 billion at December 31, 2018.  Our legacy footprint produced approximately $152.5 million in organic loan growth during the quarter.

Non-performing loans at December 31, 2018 were $17.4 million, $43.3 million, $179,000, $3.4 million and zero in the Arkansas, Florida, Alabama, Shore Premier and Centennial CFG markets, respectively, for a total of $64.2 million.  Non-performing assets at December 31, 2018 were $24.0 million, $50.2 million, $306,000, $3.4 million and zero in the Arkansas, Florida, Alabama, Shore Premier and Centennial CFG markets, respectively, for a total of $78.0 million.

The Company’s allowance for loan losses was $108.8 million at December 31, 2018, or 0.98% of total loans, compared to $110.3 million, or 1.07% of total loans, at December 31, 2017. As of December 31, 2018, and December 31, 2017, the Company’s allowance for loan losses was 169% and 247% of its total non-performing loans, respectively.

Stockholders’ equity was $2.35 billion at December 31, 2018 compared to $2.20 billion at December 31, 2017, an increase of $145.6 million. The increase in stockholders’ equity is primarily associated with the $221.5 million increase in retained earnings and the issuance of $28.2 million in stock as a part of the acquisition of Shore Premier Finance, partially offset by $10.4 million of comprehensive loss and the repurchase of $104.3 million of our common stock during 2018, which includes the repurchase during the 4th quarter of 2018 of the shares issued as part of the acquisition of the Shore Premier Finance. Book value per common share was $13.76 at December 31, 2018 compared to $12.70 at December 31, 2017.  Tangible book value per common share (non-GAAP) was $7.90 at December 31, 2018 compared to $7.07 at December 31, 2017, an increase of 11.7%.

Branches

The Company currently has 77 branches in Arkansas, 76 branches in Florida, 5 branches in Alabama and one branch in New York City.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, January 17, 2019.  We encourage all participants to pre-register for the conference call using the following link:  http://dpregister.com/10127084.  Callers who pre-register will be given dial-in instructions and a unique PIN to gain immediate access to the live call.  Participants may pre-register now, or at any time prior to the call, and will immediately receive simple instructions via email.  The Home BancShares conference call will also be automatically scheduled as an event in your Outlook calendar.

Those without internet access or unable to pre-register may dial in and listen to the live call by calling 1-877-508-9586 and asking for the Home BancShares conference call.  A replay of the call will be available by calling 1-877-344-7529, Passcode: 10127084, which will be available until January 24, 2019 at 10:59 p.m. CT (11:59 ET).  Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under “Investor Relations” for 12 months.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures--including net income (earnings), as adjusted; diluted earnings per common share, as adjusted; return on average assets, as adjusted; return on average common equity, as adjusted; return on average tangible common equity; return on average tangible common equity, as adjusted; efficiency ratio, as adjusted and tangible book value per common share--to provide meaningful supplemental information regarding our performance.  These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant items or transactions.  Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s business. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

General

This release contains forward-looking statements regarding the Company’s plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements.  These factors include, but are not limited to, the following:  economic conditions, credit quality, interest rates, loan demand, the ability to successfully integrate new acquisitions, increased regulatory requirements as a result of our exceeding $10 billion in total assets, legislative and regulatory changes, technological changes and cybersecurity risks, competition from other financial institutions, changes in the assumptions used in making the forward-looking statements, and other factors described in reports we file with the Securities and Exchange Commission (the “SEC”), including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Its wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has branch locations in Arkansas, Florida, South Alabama and New York City. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “HOMB.”

FOR MORE INFORMATION CONTACT:

Donna Townsell
Director of Investor Relations
Home BancShares, Inc.
(501) 328-4625

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(In thousands)	2018	2018	2018	2018	2017

ASSETS

Cash and due from banks	$175,024	$208,681	$197,658	$185,479	$166,915
Interest-bearing deposits with other banks	482,915	323,376	298,085	325,122	469,018
Cash and cash equivalents	657,939	532,057	495,743	510,601	635,933
Federal funds sold	325	500	500	1,825	24,109
Investment securities - available-for-sale	1,785,862	1,744,430	1,718,704	1,693,018	1,663,517
Investment securities - held-to-maturity	192,776	199,266	204,401	213,731	224,756
Loans receivable	11,071,879	10,832,815	10,897,970	10,325,736	10,331,188
Allowance for loan losses	(108,791)	(110,191)	(111,516)	(110,212)	(110,266)
Loans receivable, net	10,963,088	10,722,624	10,786,454	10,215,524	10,220,922
Bank premises and equipment, net	233,261	233,652	234,634	235,607	237,439
Foreclosed assets held for sale	13,236	13,507	17,853	20,134	18,867
Cash value of life insurance	148,621	148,014	147,281	147,424	146,866
Accrued interest receivable	48,945	48,909	45,682	45,361	45,708
Deferred tax asset, net	73,275	79,548	78,435	78,328	76,564
Goodwill	958,408	958,408	956,418	927,949	927,949
Core deposit and other intangibles	42,896	44,484	46,101	47,726	49,351
Other assets	183,806	187,339	191,914	186,001	177,779
Total assets	$15,302,438	$14,912,738	$14,924,120	$14,323,229	$14,449,760

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$2,401,232	$2,482,857	$2,523,553	$2,473,602	$2,385,252
Savings and interest-bearing transaction accounts	6,624,407	6,420,951	6,573,902	6,437,408	6,476,819
Time deposits	1,874,139	1,720,930	1,638,578	1,485,605	1,526,431
Total deposits	10,899,778	10,624,738	10,736,033	10,396,615	10,388,502
Federal funds purchased	-	-	-	-	-
Securities sold under agreements to repurchase	143,679	142,146	139,750	150,315	147,789
FHLB and other borrowed funds	1,472,393	1,363,851	1,309,950	1,115,061	1,299,188
Accrued interest payable and other liabilities	67,912	72,381	55,971	54,845	41,959
Subordinated debentures	368,790	368,596	368,403	368,212	368,031
Total liabilities	12,952,552	12,571,712	12,610,107	12,085,048	12,245,469

Stockholders' equity
Common stock	1,707	1,741	1,745	1,736	1,736
Capital surplus	1,609,810	1,668,106	1,693,337	1,671,141	1,675,318
Retained earnings	752,184	701,900	642,540	585,586	530,658
Accumulated other comprehensive (loss) income	(13,815)	(30,721)	(23,609)	(20,282)	(3,421)
Total stockholders' equity	2,349,886	2,341,026	2,314,013	2,238,181	2,204,291
Total liabilities and stockholders' equity	$15,302,438	$14,912,738	$14,924,120	$14,323,229	$14,449,760

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(In thousands)	2018	2018	2018	2018	2017	2018	2017

Interest income
Loans	$163,201	$166,334	$152,996	$148,065	$147,426	$630,596	$479,189
Investment securities
Taxable	9,873	9,011	8,979	8,970	7,793	36,833	26,776
Tax-exempt	3,456	3,427	3,368	3,006	3,025	13,257	11,967
Deposits - other banks	1,241	1,273	1,206	929	736	4,649	2,309
Federal funds sold	9	6	12	6	1	33	10

Total interest income	177,780	180,051	166,561	160,976	158,981	685,368	520,251

Interest expense
Interest on deposits	25,207	21,412	18,164	14,806	12,946	79,589	33,777
Federal funds purchased	-	-	-	1	1	1	1
FHLB borrowed funds	6,474	7,055	4,245	4,580	3,806	22,354	14,513
Securities sold under agreements to repurchase	602	472	372	376	325	1,822	918
Subordinated debentures	5,215	5,202	5,168	5,004	4,934	20,589	15,137

Total interest expense	37,498	34,141	27,949	24,767	22,012	124,355	64,346

Net interest income	140,282	145,910	138,612	136,209	136,969	561,013	455,905
Provision for loan losses	-	-	2,722	1,600	4,926	4,322	44,250
Net interest income after provision for loan losses	140,282	145,910	135,890	134,609	132,043	556,691	411,655

Non-interest income
Service charges on deposit accounts	7,004	6,992	6,780	6,075	6,566	26,851	24,922
Other service charges and fees	7,598	9,041	9,797	10,155	10,144	36,591	36,127
Trust fees	290	437	379	446	548	1,552	1,678
Mortgage lending income	2,554	3,691	3,477	2,657	3,573	12,379	13,286
Insurance commissions	442	463	526	679	466	2,110	1,948
Increase in cash value of life insurance	737	735	730	654	738	2,856	1,989
Dividends from FHLB, FRB, FNBB & other	1,992	1,288	1,600	877	1,030	5,757	3,485
Gain on acquisitions	-	-	-	-	-	-	3,807
Gain (loss) on SBA loans	75	47	262	182	-	566	738
Gain (loss) on branches, equipment and other assets, net	(25)	(102)	-	7	2	(120)	(960)
Gain (loss) on OREO, net	114	836	1,046	405	176	2,401	1,025
Gain (loss) on securities, net	-	-	-	-	1,193	-	2,132
Other income	2,726	2,419	3,076	3,668	2,856	11,889	9,459

Total non-interest income	23,507	25,847	27,673	25,805	27,292	102,832	99,636

Non-interest expense
Salaries and employee benefits	36,230	37,825	34,476	35,014	35,404	143,545	119,369
Occupancy and equipment	8,310	8,148	8,519	8,983	9,009	33,960	30,055
Data processing expense	3,642	3,461	3,339	3,986	3,559	14,428	11,998
Other operating expenses	23,090	16,689	16,894	15,397	15,246	72,070	78,786

Total non-interest expense	71,272	66,123	63,228	63,380	63,218	264,003	240,208

Income before income taxes	92,517	105,634	100,335	97,034	96,117	395,520	271,083
Income tax expense	21,487	25,350	24,310	23,970	72,808	95,117	136,000
Net income	$71,030	$80,284	$76,025	$73,064	$23,309	$300,403	$135,083

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars and shares in thousands, except per share data)	2018	2018	2018	2018	2017	2018	2017

PER SHARE DATA

Diluted earnings per common share	$0.41	$0.46	$0.44	$0.42	$0.13	$1.73	$0.89
Diluted earnings per common share, as adjusted, excluding gain on acquisitions, merger expenses, FDIC loss share buy-out expense, reduced provision for loan losses as a result of a significant loan recovery, hurricane expenses & effect of tax rate change (non-GAAP)(1)	0.44	0.46	0.44	0.42	0.35	1.75	1.35
Basic earnings per common share	0.41	0.46	0.44	0.42	0.13	1.73	0.90
Dividends per share - common	0.1200	0.1200	0.1100	0.1100	0.1100	0.4600	0.4000
Book value per common share	13.76	13.44	13.26	12.89	12.70	13.76	12.70
Tangible book value per common share (non-GAAP)(1)	7.90	7.68	7.52	7.27	7.07	7.90	7.07

STOCK INFORMATION

Average common shares outstanding	173,023	174,440	173,403	173,761	173,641	173,657	150,806
Average diluted shares outstanding	173,311	174,867	173,936	174,383	174,349	174,124	151,528
End of period common shares outstanding	170,720	174,135	174,511	173,603	173,633	170,720	173,633

ANNUALIZED PERFORMANCE METRICS

Return on average assets	1.90%	2.14%	2.13%	2.08%	0.66%	2.06%	1.17%
Return on average assets excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change (ROA, as adjusted) (non-GAAP)(1)	2.03%	2.14%	2.13%	2.08%	1.69%	2.10%	1.78%
Return on average assets excluding intangible amortization (non-GAAP)(1)	2.07%	2.33%	2.32%	2.27%	0.73%	2.25%	1.26%
Return on average assets, excluding intangible amortization, provision for loan losses, gain on acquisitions, merger expenses, hurricane expenses and income taxes (ROA, as fully adjusted) (non-GAAP)(1)	2.88%	3.07%	3.15%	3.07%	3.10%	3.04%	3.13%
Return on average common equity	12.05%	13.74%	13.54%	13.38%	4.17%	13.17%	8.23%
Return on average common equity excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change: (ROE, as adjusted) (non-GAAP)(1)	12.86%	13.74%	13.54%	13.38%	10.77%	13.38%	12.48%
Return on average tangible common equity (non-GAAP)(1)	21.08%	24.20%	23.90%	23.94%	7.46%	23.25%	12.68%
Return on average tangible common equity excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change: (ROTCE, as adjusted) (non-GAAP)(1)	22.50%	24.20%	23.90%	23.94%	19.29%	23.62%	19.23%
Efficiency ratio	42.18%	37.23%	36.74%	37.83%	37.05%	38.48%	41.89%
Efficiency ratio, as adjusted (non-GAAP)(1)	38.30%	37.40%	37.03%	37.97%	37.35%	37.67%	37.66%
Net interest margin - FTE	4.30%	4.46%	4.47%	4.46%	4.47%	4.42%	4.51%
Fully taxable equivalent adjustment	$1,412	$1,489	$1,403	$1,209	$1,983	$5,513	$7,856
Total revenue	201,287	205,898	194,234	186,781	186,273	788,200	619,887
Total purchase accounting accretion	9,432	10,744	10,669	10,608	12,397	41,455	35,716
Average purchase accounting loan discounts	141,244	151,377	153,624	164,122	178,027	152,948	120,160

OTHER OPERATING EXPENSES

Advertising	$1,214	$1,154	$1,142	$962	$898	$4,472	$3,203
Merger and acquisition expenses	6,013	-	-	-	-	6,013	25,743
Amortization of intangibles	1,587	1,617	1,624	1,626	1,631	6,454	4,207
Electronic banking expense	1,969	1,947	1,828	1,878	1,777	7,622	6,662
Directors' fees	319	314	318	330	313	1,281	1,259
Due from bank service charges	289	253	242	219	254	1,003	1,602
FDIC and state assessment	1,869	2,293	2,788	1,608	1,476	8,558	5,239
Hurricane expense	470	-	-	-	-	470	556
Insurance	737	762	714	887	814	3,100	2,512
Legal and accounting	1,151	761	858	778	1,194	3,548	2,993
Other professional fees	1,465	1,748	1,601	1,639	1,537	6,453	5,359
Operating supplies	510	510	602	600	602	2,222	1,978
Postage	325	311	323	344	323	1,303	1,184
Telephone	324	337	371	373	347	1,405	1,374
Other expense	4,848	4,682	4,483	4,153	4,080	18,166	14,915

Total other operating expenses	$23,090	$16,689	$16,894	$15,397	$15,246	$72,070	$78,786

(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Dec. 31,	Sep. 30,	June. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2018	2018	2018	2018	2017

BALANCE SHEET RATIOS

Total loans to total deposits	101.58%	101.96%	101.51%	99.32%	99.45%
Common equity to assets	15.36%	15.70%	15.51%	15.63%	15.25%
Tangible common equity to tangible assets (non-GAAP)(1)	9.43%	9.62%	9.42%	9.46%	9.11%

LOANS RECEIVABLE

Real estate
Commercial real estate loans
Non-farm/non-residential	$4,806,684	$4,685,827	$4,734,315	$4,658,209	$4,600,117
Construction/land development	1,546,035	1,550,910	1,662,199	1,641,834	1,700,491
Agricultural	76,433	72,930	77,053	81,151	82,229
Residential real estate loans
Residential 1-4 family	1,975,586	1,982,666	1,960,841	1,915,346	1,970,311
Multifamily residential	560,475	608,608	540,526	464,194	441,303
Total real estate	8,965,213	8,900,941	8,974,934	8,760,734	8,794,451
Consumer	443,105	428,192	417,499	40,842	46,148
Commercial and industrial	1,476,331	1,303,841	1,287,637	1,324,173	1,297,397
Agricultural	48,562	58,644	55,768	50,770	49,815
Other	138,668	141,197	162,132	149,217	143,377
Loans receivable	$11,071,879	$10,832,815	$10,897,970	$10,325,736	$10,331,188

Discount for credit losses on purchased loans	$113,648	$120,849	$129,903	$137,404	$146,557
Purchased loans, net of discount for credit losses on purchased loans	2,900,284	3,081,695	3,522,753	3,232,004	3,464,990

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$110,191	$111,516	$110,212	$110,266	$111,620
Loans charged off	1,814	2,501	2,132	2,540	6,936
Recoveries of loans previously charged off	414	1,176	714	886	656
Net loans (recovered)/charged off	1,400	1,325	1,418	1,654	6,280
Provision for loan losses	-	-	2,722	1,600	4,926
Balance, end of period	$108,791	$110,191	$111,516	$110,212	$110,266

Net (recoveries) charge-offs to average total loans	0.05%	0.05%	0.05%	0.06%	0.24%
Allowance for loan losses to total loans	0.98%	1.02%	1.02%	1.07%	1.07%

NON-PERFORMING ASSETS

Non-performing loans
Non-accrual loans	$47,083	$36,198	$37,082	$36,266	$34,032
Loans past due 90 days or more	17,159	20,267	19,696	13,223	10,665
Total non-performing loans	64,242	56,465	56,778	49,489	44,697
Other non-performing assets
Foreclosed assets held for sale, net	13,236	13,507	17,853	20,134	18,867
Other non-performing assets	497	405	3	3	3
Total other non-performing assets	13,733	13,912	17,856	20,137	18,870
Total non-performing assets	$77,975	$70,377	$74,634	$69,626	$63,567

Allowance for loan losses for loans to non-performing loans	169.35%	195.15%	196.41%	222.70%	246.70%
Non-performing loans to total loans	0.58%	0.52%	0.52%	0.48%	0.43%
Non-performing assets to total assets	0.51%	0.47%	0.50%	0.49%	0.44%

(1) Calculation of this metric and the reconciliation to GAAP is included in the schedules accompanying this release.

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	December 31, 2018			September 30, 2018
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$244,551	$1,241	2.01%	$281,115	$1,273	1.80%
Federal funds sold	741	9	4.82%	524	6	4.54%
Investment securities - taxable	1,553,467	9,873	2.52%	1,526,455	9,011	2.34%
Investment securities - non-taxable - FTE	400,742	4,453	4.41%	402,355	4,507	4.44%
Loans receivable - FTE	10,884,911	163,616	5.96%	10,909,646	166,743	6.06%
Total interest-earning assets	13,084,412	179,192	5.43%	13,120,095	181,540	5.49%
Non-earning assets	1,754,567			1,760,836
Total assets	$14,838,979			$14,880,931

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$6,405,419	$17,873	1.11%	$6,406,711	$15,596	0.97%
Time deposits	1,794,358	7,334	1.62%	1,661,129	5,816	1.39%
Total interest-bearing deposits	8,199,777	25,207	1.22%	8,067,840	21,412	1.05%
Federal funds purchased	-	-	0.00%	-	-	0.00%
Securities sold under agreement to repurchase	147,895	602	1.61%	148,791	472	1.26%
FHLB borrowed funds	1,242,985	6,474	2.07%	1,398,738	7,055	2.00%
Subordinated debentures	368,695	5,215	5.61%	368,501	5,202	5.60%
Total interest-bearing liabilities	9,959,352	37,498	1.49%	9,983,870	34,141	1.36%
Non-interest bearing liabilities
Non-interest bearing deposits	2,464,003			2,512,690
Other liabilities	76,822			66,441
Total liabilities	12,500,177			12,563,001
Shareholders' equity	2,338,802			2,317,930
Total liabilities and shareholders' equity	$14,838,979			$14,880,931
Net interest spread			3.94%			4.13%
Net interest income and margin - FTE		$141,694	4.30%		$147,399	4.46%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Year Ended
	December 31, 2018			December 31, 2017
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$265,071	$4,649	1.75%	$220,231	$2,309	1.05%
Federal funds sold	2,876	33	1.15%	6,308	10	0.16%
Investment securities - taxable	1,542,188	36,833	2.39%	1,300,384	26,776	2.06%
Investment securities - non-taxable - FTE	386,790	17,434	4.51%	348,865	19,411	5.56%
Loans receivable - FTE	10,618,796	631,932	5.95%	8,403,154	479,601	5.71%
Total interest-earning assets	12,815,721	690,881	5.39%	10,278,942	528,107	5.14%
Non-earning assets	1,751,492			1,220,163
Total assets	$14,567,213			$11,499,105

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$6,418,186	$58,199	0.91%	$4,823,626	$23,176	0.48%
Time deposits	1,645,986	21,390	1.30%	1,444,828	10,601	0.73%
Total interest-bearing deposits	8,064,172	79,589	0.99%	6,268,454	33,777	0.54%
Federal funds purchased	31	1	3.23%	77	1	1.30%
Securities sold under agreement to repurchase	148,327	1,822	1.23%	134,689	918	0.68%
FHLB borrowed funds	1,180,897	22,354	1.89%	1,117,817	14,513	1.30%
Subordinated debentures	368,409	20,589	5.59%	285,733	15,137	5.30%
Total interest-bearing liabilities	9,761,836	124,355	1.27%	7,806,770	64,346	0.82%
Non-interest bearing liabilities
Non-interest bearing deposits	2,464,024			2,005,632
Other liabilities	60,298			45,425
Total liabilities	12,286,158			9,857,827
Shareholders' equity	2,281,055			1,641,278
Total liabilities and shareholders' equity	$14,567,213			$11,499,105
Net interest spread			4.12%			4.32%
Net interest income and margin - FTE		$566,526	4.42%		$463,761	4.51%

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31	Dec. 31,	Dec. 31,	Dec. 31,
except per share data)	2018	2018	2018	2018	2017	2018	2017

EARNINGS, AS ADJUSTED

GAAP net income available to common shareholders (A)	$71,030	$80,284	$76,025	$73,064	$23,309	$300,403	$135,083
Adjustments
Gain on acquisitions	-	-	-	-	-	-	(3,807)
Merger and acquisition expenses	6,013	-	-	-	-	6,013	25,743
Hurricane expenses(1)	470	-	-	-	-	470	33,445
Effect of tax rate change	-	-	-	-	36,935	-	36,935
Total adjustments	6,483	-	-	-	36,935	6,483	92,316
Tax-effect of adjustments(2)	1,694	-	-	-	-	1,694	22,626
Adjustments after-tax (B)	4,789	-	-	-	36,935	4,789	69,690
Earnings, as adjusted (C)	$75,819	$80,284	$76,025	$73,064	$60,244	$305,192	$204,773

Average diluted shares outstanding (D)	173,311	174,867	173,936	174,383	174,349	174,124	151,528

GAAP diluted earnings per share: A/D	$0.41	$0.46	$0.44	$0.42	$0.13	$1.73	$0.89
Adjustments after-tax: B/D	0.03	-	-	-	0.22	0.02	0.46
Diluted earnings per common share excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change: C/D	$0.44	$0.46	$0.44	$0.42	$0.35	$1.75	$1.35

ANNUALIZED RETURN ON AVERAGE ASSETS

Return on average assets: A/H	1.90%	2.14%	2.13%	2.08%	0.66%	2.06%	1.17%
Return on average assets excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change: (ROA, as adjusted) (A+F)/H	2.03%	2.14%	2.13%	2.08%	1.69%	2.10%	1.78%
Return on average assets excluding intangible amortization: (A+C)/(H-I)	2.07%	2.33%	2.32%	2.27%	0.73%	2.25%	1.26%
Return on average assets excluding intangible amortization, provision for loan losses, gain on acquisitions, merger expenses, hurricane expenses and income taxes (ROA, as fully adjusted): (A+B+D+E+G)/(H-I)	2.88%	3.07%	3.15%	3.07%	3.10%	3.04%	3.13%

GAAP net income available to common shareholders (A)	$71,030	$80,284	$76,025	$73,064	$23,309	$300,403	$135,083
Amortization of intangibles (B)	1,587	1,617	1,624	1,626	1,631	6,454	4,207
Amortization of intangibles after-tax (C)	1,172	1,194	1,200	1,201	991	4,767	2,557
Provision for loan losses excluding hurricane provision (D)	-	-	2,722	1,600	4,926	4,322	11,361
Total adjustments (E)	6,483	-	-	-	36,935	6,483	92,316
Adjustments after-tax (F)	4,789	-	-	-	36,935	4,789	69,690
Income tax expense excluding effect of tax rate change (G)	21,487	25,350	24,310	23,970	35,873	95,117	99,065
Average assets (H)	14,838,979	14,880,931	14,304,483	14,234,369	14,113,936	14,567,213	11,499,105
Average goodwill, core deposits & other intangible assets (I)	1,002,070	1,001,843	975,345	976,451	979,209	989,033	576,258

(1) Hurricane expenses for 2018 include $470 of damage expense related to Hurricane Michael and expenses for 2017 include $32,889 of provision for loan losses and $556 of damage expense related to Hurricane Irma.
(2) Effective tax rate of 26.135% for 2018 and 39.225% for 2017, adjusted for non-taxable gain on acquisition and non-deductible merger-related costs.

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31	Dec. 31,	Dec. 31,	Dec. 31,
except per share data)	2018	2018	2018	2018	2017	2018	2017

ANNUALIZED RETURN ON AVERAGE COMMON EQUITY

Return on average common equity: A/C	12.05%	13.74%	13.54%	13.38%	4.17%	13.17%	8.23%
Return on average common equity excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change: (ROE, as adjusted) (A+B)/C	12.86%	13.74%	13.54%	13.38%	10.77%	13.38%	12.48%
Return on average tangible common equity: A/(C-D)	21.08%	24.20%	23.90%	23.94%	7.46%	23.25%	12.68%
Return on average tangible common equity excluding gain on acquisitions, merger expenses, hurricane expenses & effect of tax rate change: (ROTCE, as adjusted) (A+B)/(C-D)	22.50%	24.20%	23.90%	23.94%	19.29%	23.62%	19.23%

GAAP net income available to common shareholders (A)	$71,030	$80,284	$76,025	$73,064	$23,309	$300,403	$135,083
Adjustments after-tax (B)	4,789	-	-	-	36,935	4,789	69,690
Average common equity (C)	2,338,802	2,317,930	2,251,412	2,214,302	2,218,549	2,281,055	1,641,278
Average goodwill, core deposits & other intangible assets (D)	1,002,070	1,001,843	975,345	976,451	979,209	989,033	576,258

EFFICIENCY RATIO

Efficiency ratio: ((C-E)/(A+B+D))	42.18%	37.23%	36.74%	37.83%	37.05%	38.48%	41.89%
Efficiency ratio, as adjusted: ((C-E-G)/(A+B+D-F))	38.30%	37.40%	37.03%	37.97%	37.35%	37.67%	37.66%
					-	-	-
Net interest income (A)	$140,282	$145,910	$138,612	$136,209	$136,969	$561,013	$455,905
Non-interest income (B)	23,507	25,847	27,673	25,805	27,292	102,832	99,636
Non-interest expense (C)	71,272	66,123	63,228	63,380	63,218	264,003	240,208
Fully taxable equivalent adjustment (D)	1,412	1,489	1,403	1,209	1,983	5,513	7,856
Amortization of intangibles (E)	1,587	1,617	1,624	1,626	1,631	6,454	4,207

Adjustments:
Non-interest income:
Gain on acquisition	$-	$-	$-	$-	$-	$-	$3,807
Gain (loss) on OREO	114	836	1,046	405	176	2,401	1,025
Gain (loss) on SBA loans	75	47	262	182	-	566	738
Gain (loss) on branches, equipment and other assets, net	(25)	(102)	-	7	2	(120)	(960)
Gain (loss) on securities	-	-	-	-	1,193	-	2,132
Recoveries on historic losses	-	-	-	-	-	-	-
Total non-interest income adjustments (F)	$164	$781	$1,308	$594	$1,371	$2,847	$6,742

Non-interest expense:
Merger Expenses	$6,013	$-	$-	$-	$-	$6,013	$25,743
Hurricane damage expense	470	-	-	-	-	470	556
Vacant properties write-downs	-	-	-	-	-	-	47
Total non-interest expense adjustments (G)	$6,483	$-	$-	$-	$-	$6,483	$26,346

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2018	2018	2018	2018	2017

TANGIBLE BOOK VALUE PER COMMON SHARE

Book value per common share: A/B	$13.76	$13.44	$13.26	$12.89	$12.70
Tangible book value per common share: (A-C-D)/B	7.90	7.68	7.52	7.27	7.07

Total stockholders' equity (A)	$2,349,886	$2,341,026	$2,314,013	$2,238,181	$2,204,291
End of period common shares outstanding (B)	170,720	174,135	174,511	173,603	173,633
Goodwill (C)	$958,408	$958,408	$956,418	$927,949	$927,949
Core deposit and other intangibles (D)	42,896	44,484	46,101	47,726	49,351

TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS

Equity to assets: B/A	15.36%	15.70%	15.51%	15.63%	15.25%
Tangible common equity to tangible assets: (B-C-D)/(A-C-D)	9.43%	9.62%	9.42%	9.46%	9.11%
					-
Total assets (A)	$15,302,438	$14,912,738	$14,924,120	$14,323,229	$14,449,760
Total stockholders' equity (B)	2,349,886	2,341,026	2,314,013	2,238,181	2,204,291
Goodwill (C)	958,408	958,408	956,418	927,949	927,949
Core deposit and other intangibles (D)	42,896	44,484	46,101	47,726	49,351